UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 17, 2010

Encore Bancshares, Inc.
(Exact name of registrant as specified in its charter)

Texas	001-33598	76-0655696
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Nine Greenway Plaza, Suite 1000, Houston, Texas	77046
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   (713) 787-3100

________________________________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On December 17, 2010, Encore Bancshares, Inc. (the "Company") issued a press release announcing that it had received confirmation that the Office of the Comptroller of the Currency and the Federal Reserve Bank of Atlanta have approved the applications made by Ovation Holdings, Inc. for the acquisition of National Bank of Southwest Florida ("NBSF"), as well as NBSF's purchase and assumption of certain assets and liabilities associated with Encore Bank, N.A.'s, a national banking association and wholly owned subsidiary of the Company, four private client offices located in Naples, Ft. Myers and Sun City Center, Florida. A copy of the Company's press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits. The following is furnished as an exhibit to this Current Report on Form 8-K:

Exhibit Number	Description of Exhibit

99.1	Press Release issued by Encore Bancshares, Inc. dated December 17, 2010.

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Encore Bancshares, Inc. (Registrant)
December 17, 2010 (Date)	/s/ JAMES S. D'AGOSTINO, JR. James S. D'Agostino, Jr. Chairman and Chief Executive Officer